TEMPLETON INSTITUTIONAL FUNDS, INC.

TIFI

Growth Series

SEMI-ANNUAL REPORT

JUNE 30, 1997

Mutual funds, annuities, and other investment products:

           -  are not FDIC insured;

           - are not deposits or obligations of, or guaranteed by, any financial institution;

           - are subject to investment risks, including possible loss of the principal amount invested.

June 30, 1997


         Dear Shareholders...

         For the quarter and one-year period ending June 30, 1997, the Templeton Institutional Funds, Inc. Growth Series (the "Fund") returned 9.6% and 26.3%, compared to the unmanaged Morgan Stanley Capital International (MSCI) World Index returns during the same periods of 15.2% and 22.8%, respectively. The Fund produced a three-year and since inception (May 3, 1993) average annual total return of 18.2% and 17.3% versus MSCI World Index returns of 17.6% and 15.6%, respectively. Although the Fund has a significant weighting in Europe and in the financial sector, in our view it continues to be well diversified. We continue our search for bargains in Japan yet the Fund remains significantly light in Japan and the United States, as a result of our value driven process, compared to the MSCI World Index. As you know, all of the country and sector weightings in the Fund are a function of our bottom-up investment style, which Templeton has employed over the last fifty years.


                                  TOTAL RETURNS
                                  AS OF 6/30/97

                                          ONE-YEAR                  THREE-YEAR                 CUMULATIVE
                                           AVERAGE                   AVERAGE               SINCE INCEPTION(1),(3)
                                          ANNUAL(1),(2)             ANNUAL(1),(2)                (5/03/93)

    TIFI Growth Series                       26.3%                     18.2%                      94.1%

    MSCI World Index(4)                      22.8%                     17.6%                      82.7%


   (1) The Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to 1% of average net assets through April 30, 1998. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund Administrator has agreed to make certain payments to reduce the Fund's expenses. After April 30, 1998, these agreements may end at any time upon notice to the Fund's Board of Directors. These voluntary agreements did not result in any fee waivers for the Fund for the fiscal year ended December 31, 1996.

   (2) Average annual total return figures represent the average annual change in value of an investment over the specified periods.

   (3) The cumulative total return shows the change in value of an investment over the period(s) indicated.

   (4) The index is unmanaged, does not contain cash and does not include sales charges or management expenses. The index includes reinvested dividends. One cannot invest directly in an index.

   All calculations assume that dividends and capital gains were reinvested when paid. Investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social, and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.



                                                           continued...


   [PHOTO]

   GARY MOTYL HAS BEEN A PORTFOLIO MANAGER AND RESEARCH ANALYST WITH TEMPLETON INVESTMENT COUNSEL, INC. SINCE 1981. HE CURRENTLY MANAGES SEVERAL INSTITUTIONAL MUTUAL FUNDS, AND IS RESPONSIBLE FOR MANAGING MANY OF OUR SEPARATE ACCOUNT PORTFOLIOS. MR. MOTYL'S RESEARCH RESPONSIBILITIES INCLUDE THE GLOBAL AUTOMOBILE INDUSTRY AND U.S.-BASED UTILITIES AS WELL AS COUNTRY COVERAGE OF GERMANY.

   PRIOR TO JOINING THE TEMPLETON ORGANIZATION, MR. MOTYL WORKED FROM 1974 TO 1979 AS A SECURITY ANALYST WITH STANDARD & POOR'S CORPORATION. HE THEN WORKED AS A RESEARCH ANALYST AND PORTFOLIO MANAGER FROM 1979 TO 1981 WITH LANDMARK FIRST NATIONAL BANK. IN THIS CAPACITY HE HAD RESPONSIBILITY FOR EQUITY RESEARCH AND MANAGED SEVERAL PENSION AND PROFIT SHARING PLANS.

   MR. MOTYL HOLDS A BACHELOR OF SCIENCE IN FINANCE DEGREE FROM LEHIGH UNIVERSITY IN PENNSYLVANIA AND A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM PACE UNIVERSITY IN NEW YORK, AND IS A CHARTERED FINANCIAL ANALYST.

TEMPLETON INSTITUTIONAL FUNDS, INC. GROWTH SERIES

 letter continued.......................................................

         There were several new stocks added to the portfolio, which we believe have potential for solid long-term value. Storehouse is a U.K. retailing firm with exposure to the apparel and specialty merchandising areas. The shares have been under pressure, along with the retailing sector, and we see a possibility for good earnings growth over the next few years including the possibility of corporate restructuring moves. ICICI is an Indian company which provides financing for a broad range of corporations in that country. The stock is selling at a low multiple of earnings and could benefit if the Indian economy continues to grow.

         On the sell side, we have taken profits in a number of stocks which have reached our sell price targets. As has been the case with many U.S. bank stocks, Banco Bilbao Vizcaya and Banco de Andalucia, two leading Spanish banking concerns, have seen their share prices rise sharply over the past year or so. We have taken advantage of the increases and eliminated our positions in both stocks. Koninklijke Bijenkork Beheer, a Netherlands retailer, was sold due to concerns about growing retail competition and reduced earnings visibility.

         In a period when individuals and institutions alike are increasing their appetite for financial assets, demand/supply forces have pushed financial asset prices higher. Share prices around the world, with few exceptions, have risen sharply in 1997. Through June, the MSCI All Country World Index (a new index from MSCI that incorporates both developed and emerging stock markets) rose 16.1% in U.S. dollar terms. The advance was often even greater in local currency terms, as the dollar strengthened relative to many foreign currencies. Our returns were aided by our small exposure to strong performing Latin American markets and our large weighting in European shares. Moreover, we were able largely to avoid the carnage seen in Thailand, where a distressed banking sector led to crumbling investor confidence and, eventually, a currency devaluation.

         The lofty state of share prices is causing a degree of angst among many long time investment professionals. Clearly, they state, conditions cannot get any better. Therefore, they assume some event will soon occur that will shatter current investor complacency and lead to falling share prices. At Templeton, we have a great heritage of consistent outperformance over long periods of time from which we can take comfort. This has included some periods when shares appeared expensive. Accordingly, we focus not on short-term trends and worries, but on implementing our disciplined approach to identifying those stocks that are selling at the lowest prices in relation to what our team of thirty-four investment analysts believe can be earned five years into the future. We have found that such a methodology tends to position us in many securities that, in our view, offer significant upside potential. This approach to investing has long been implemented by Templeton with impressive results.

         Knowing that past results do not guarantee future results, we approach the future with an optimism that is shaded by the reality of generally high share prices around the world. Still, there are many reasons to

Geographic Distribution on 6/30/97
(Equity Assets As a % of Total Net Assets)*

[PIE CHART]

Europe......................... 43.3%
North America.................. 22.4%
Asia........................... 13.9%
Australia/New Zealand..........  5.4%
Latin America..................  5.1%
Mid-East/Africa................  0.1%


Fund Asset Allocation on 6/30/97
(% of Total Net Assets)*

[PIE CHART]

Equity..........................  89.7%
Short-term & Other..............   9.2%
Fixed Income....................   1.1%

 *Allocations may change subject to market conditions.
**Equity includes preferred stocks.

remain optimistic about the long-term return potential for the world's stock markets. Perhaps the most bullish argument is that the trend to free and open capital, labor, and trade markets continues to gain adherents throughout the world. Additionally, in Europe, many companies are now beginning to make difficult restructuring decisions that may lead to enhanced shareholder value. Many European and Latin American governments are increasingly privatizing formerly poorly run state owned entities, leading to more sensible allocations of resources and capital. In Japan, the government has begun tackling corporate corruption and has made some progress in freeing its capital markets. Furthermore, the Yen's recent strength may again bring pressure to bear on the corporate sector to restructure and focus on those businesses where a true comparative advantage can be maintained in the absence of restrictive trade practices. While many rightly fear the political consequences of China re-assuming control of Hong Kong, we are of the belief that Hong Kong businessmen may help in pushing this huge economic entity towards a more rapid development of capitalism. We believe this could have favorable consequences for the world's economies.

         More often than not, we see countries around the world implementing sensible economic policies that could enhance economic growth and corporate earnings power. Indeed, with no major warfare on the horizon and general agreement that capitalism is the economic system of choice, in our opinion investors have never been faced with fewer structural risks. Moreover, we see a more important trend in the millions of individuals worldwide who are becoming shareholders via mutual funds, pension funds, and privatizations. As these individuals' net worth becomes increasingly tied to the implementation of sensible economic policies in their nations, this population is more likely to vote for politicians who will support sound economic endeavors. This may be particularly important during this period when politicians from the more liberal parties are at the helm of many of the world's largest economies. As a result, while we know bear markets will occur from time to time, we tend to regard them as temporary phenomenons. We remain optimistic about the long term opportunities for attaining attractive investment returns both via rising equity markets in general as well as via any extra value our analytical team can extricate by diligently implementing the Templeton investment philosophy.

         Higher than historically normal valuations might also become a more regular feature of the global investment landscape should worldwide inflation remain low. Additionally, the demand for equity investment may continue to outstrip the supply. We have noted in the past that demand for equities from just the five most populous emerging markets could be $1 trillion if each individual in these nations could save $400 over the next ten years. In a recent study of the developed world's pension market, Goldman Sachs has estimated that an additional $2 trillion in demand for investments just from pension plans is likely over the next five years. These impressive figures, when coupled with low levels of inflation, lend credence to the notion that valuation levels might be maintained at high or even higher levels over an extended period of time.



                       INDUSTRY DIVERSIFICATION ON 6/30/97
                            (% of Total Net Assets)*

    Finance                                                  27.6%

    Services                                                 22.8%

    Materials                                                10.0%

    Energy                                                    9.6%

    Capital Equipment                                         9.1%

    Consumer Goods                                            7.6%

    Multi-Industry                                            3.5%

    Short-term Obligations
    & Other Net Assets                                        9.2%




                         10 LARGEST POSITIONS ON 6/30/97
                            (% of Total Net Assets)*

    Telecomunicacoes Brasileiras
    SA (Telebras)                                                1.9%

    Rhone-Poulenc SA                                             1.6%

    HSBC Holdings PLC                                            1.5%

    Telefonica De Espana SA                                      1.5%

    Catellus Development Corp.                                   1.5%

    Sony Corp.                                                   1.5%

    Societe Elf Aquitaine SA                                     1.4%

    Fiat SpA                                                     1.4%

    Nokia AB (OY)                                                1.3%

    Dayton Hudson Corp.                                          1.3%


    *Allocations may change subject to market conditions.

TEMPLETON INSTITUTIONAL FUNDS, INC. GROWTH SERIES

 letter continued......................................................


         While share prices are high in many countries, there are still bargains to be found. Through June 30, 1997, Thailand's share prices fell over 70% from their peak levels several years ago, as measured by the International Finance Corporation Investable (IFCI) Thailand Index. South Korea has experienced some difficulties as well in its financial system, causing turmoil in its market for a time. In Brazil, while state-owned company stocks have skyrocketed, many privately-held company share prices have not, although these too, in time, may benefit from the reforms sponsored by the Cardosa government. We believe more bargains than usual can now be found in the emerging markets as it is often a developing market that stumbles on its path to embracing full fledged capitalism.

         In France and the U.K., recent changes in political leadership have negatively impacted some shares, providing opportunities for longer term oriented investors like Templeton to acquire positions at bargain prices. We have focused more closely on Japanese companies for evidence of value after the long period of underperformance suffered by this market. Unfortunately, the great majority of Japanese share prices are still far from qualifying as Templeton bargains. Based on current or forecasted earnings, Japan is still the world's highest priced market. Industries and companies regularly fall out of favor with investors focused more on short-term earnings momentum than on long-term valuation, thereby providing our analysts the opportunity to find stocks they consider bargains. The current bull market has certainly made our task of identifying long-term bargains more difficult, but it has also made our work more rewarding as investors are more willing to quickly respond to improved company fundamentals once they emerge.

         The Templeton approach leaves to other investors the arduous task of competing for small returns in the area of short-term prognostication. We instead focus on those situations that others often ignore, where the opportunity for sizable long-term investment returns might be realized. Such opportunities often present themselves when the prospect for short-term trading profits seem the least. By focusing on the long-term potential rather than the short-term problems, we believe we greatly enhance the possibility of acquiring shares at attractive levels for our clients. While we are always searching for new methodologies that might further bolster our stock selection skills, our research staff remains committed to exploiting those methods that have already proven so worthwhile.

         This discussion reflects the strategies we employed for the Fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings, may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.



Total Return Index Comparison(1)
$5,000,000 Investment: 05/03/93 - 06/30/97


[LINE GRAPH]



Period ended June 30, 1997

                                                                      SINCE
                                                                     INCEPTION
                                                    ONE-YEAR        (05/03/93)
  Average Annual Total Return(1),(2)                 26.3%            17.3%
  Cumulative Total Return(1),(3)                     26.3%            94.1%


 (1) The Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to 1% of average net assets through April 30, 1998. If these fee reductions are insufficient to so limit the Fund's expenses, the Fund Administrator has agreed to make certain payments to reduce the Fund's expenses. After April 30, 1998, these agreements may end at any time upon notice to the Board. These voluntary agreements did not result in any fee waivers for the Fund for the fiscal year ended December 31, 1996.

 (2) Average annual total return figures represent the average annual change increase in value of an investment over the specified periods.

 (3) The cumulative total return represents the change in value of an investment over the period(s) indicated.

     All calculations assume that dividends and capital gains were reinvested when paid. Investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

         Of course, it should be remembered that investing in foreign securities involves special risks related to market and currency volatility, and economic, social, political and other factors in the countries where the Fund is invested. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. These special risks and other considerations are discussed in the Fund's prospectus.

         The current market environment continues to present a serious challenge for bargain hunters like Templeton, but our staff's careful and disciplined implementation of our investment process has seen our firm through both bull and bear markets in the past with a degree of success. Therefore, we look forward to a bright future where the relationship we have enjoyed with you will grow only stronger. Please feel free to contact us with any questions or comments you might have.

Best regards,


/s/ Donald F. Reed

Donald F. Reed, C.F.A., C.I.C.
President
Templeton Institutional Funds, Inc.


/s/ Gary P. Motyl

Gary P. Motyl, C.F.A.
Executive Vice President
Templeton Investment Counsel, Inc.

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                              SIX MONTHS
                                                 ENDED                                                  MAY 3, 1993
                                               JUNE 30,             YEAR ENDED DECEMBER 31           (COMMENCEMENT OF
                                                 1997         ---------------------------------       OPERATIONS) TO
                                              (UNAUDITED)       1996         1995         1994       DECEMBER 31, 1993
                                              ----------      --------     --------     --------     -----------------
Net asset value, beginning of period           $   13.41      $  11.86     $  10.94     $  11.80         $   10.00
                                                --------      --------     --------     --------          --------
Income from investment operations:
   Net investment income                             .21           .30          .27          .20               .06
   Net realized and unrealized gain (loss)          1.62          2.32         1.62         (.36)             1.94
                                                --------      --------     --------     --------          --------
Total from investment operations                    1.83          2.62         1.89         (.16)             2.00
                                                --------      --------     --------     --------          --------
Distributions:
   Dividends from net investment income             (.02)         (.29)        (.27)        (.20)             (.05)
   Distributions from net realized gain             (.07)         (.74)        (.70)        (.50)             (.15)
   Amount in excess of realized gain                  --          (.04)          --           --                --
                                                --------      --------     --------     --------          --------
Total distributions                                 (.09)        (1.07)        (.97)        (.70)             (.20)
                                                --------      --------     --------     --------          --------
Change in net asset value                           1.74          1.55          .92         (.86)             1.80
                                                --------      --------     --------     --------          --------
Net asset value, end of period                 $   15.15      $  13.41     $  11.86     $  10.94         $   11.80
                                                ========      ========     ========     ========          ========
TOTAL RETURN*                                     13.71%        22.57%       17.59%      (1.32)%            20.04%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000)                $ 305,792      $268,158     $226,963     $194,059         $ 184,013
Ratio of expenses to average net assets             .88%**        .87%         .88%         .95%             1.00%**
Ratio of net investment income to average
   net assets                                      3.03%**       2.34%        2.28%        1.69%             1.19%**
Portfolio turnover rate                            9.36%        15.61%       30.20%       17.23%            17.32%
Average commission rate paid (per share)       $   .0180      $  .0242

 * NOT ANNUALIZED IN PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Investment Portfolio, June 30, 1997 (unaudited)

--------------------------------------------------------------------------------

       INDUSTRY                               ISSUE                          COUNTRY         SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: 84.4%
---------------------------------------------------------------------------------------------------------------------
APPLIANCES & HOUSEHOLD DURABLES: 1.4%
                       Sony Corp.                                              Jpn.              51,000     $  4,445,424
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILES: 3.0%
                       Fiat Spa                                                Itl.           1,155,000        4,152,672
                       Ford Motor Co.                                          U.S.              46,000        1,736,500
                       Volvo AB, B                                             Swe.             122,000        3,264,689
                                                                                                            ------------
                                                                                                               9,153,861
---------------------------------------------------------------------------------------------------------------------
BANKING: 13.8%
                       Argentaria Corporacion Bancaria de Espana SA, ADR        Sp.             116,750        3,312,781
                       Australia & New Zealand Banking Group Ltd.              Aus.             430,150        3,215,358
                       Banque Nationale de Paris, ADR, 144A                     Fr.              87,500        3,606,190
                       Barclays PLC                                            U.K.              82,533        1,638,318
                       BPI Socieda de Gestora de Participacoes Socias SA      Port.             120,047        2,336,275
                       Canadian Imperial Bank of Commerce                      Can.             136,000        3,427,206
                       Credit Suisse Group, reg.                              Swtz.              26,175        3,360,365
                       Daegu Bank Co. Ltd.                                     Kor.              62,342          534,379
                    *  Daegu Bank Co. Ltd., rts.                               Kor.              21,713           34,518
                       Deutsche Bank AG                                        Ger.              50,500        2,965,308
                       HSBC Holdings PLC                                       H.K.             151,069        4,543,399
                       Komercni Banka AS                                       Csk.               9,000          466,264
                    *  Komercni Banka AS, GDR, 144A                            Csk.              27,000          562,275
                       Merita Ltd., A                                          Fin.             605,000        1,980,646
                       National Bank of Canada                                 Can.             148,000        1,854,086
                       National Westminster Bank PLC                           U.K.              97,277        1,308,118
                    *  PT Bank Pan Indonesia TBK, rts.                        Indo.             984,200          161,875
                    *  Philippine National Bank                               Phil.             214,530        1,455,902
                       PT Bank Pan Indonesia TBK                              Indo.           1,968,400        1,295,000
                       Svenska Handelsbanken, A                                Swe.             108,000        3,434,555
                       Thai Farmers Bank Public Co. Ltd., fgn.                Thai.             200,000          849,257
                                                                                                            ------------
                                                                                                              42,342,075
---------------------------------------------------------------------------------------------------------------------
BROADCASTING & PUBLISHING: 0.1%
                       News Corp. Ltd.                                         Aus.              91,707          439,694
---------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS: 1.6%
                       Owens Corning                                           U.S.              42,900        1,850,063
                       Pioneer International Ltd.                              Aus.             800,000        3,092,674
                                                                                                            ------------
                                                                                                               4,942,737
---------------------------------------------------------------------------------------------------------------------
BUSINESS & PUBLIC SERVICES: 3.2%
                       Esselte AB, A                                           Swe.             105,000        2,402,560
                       Hyder PLC                                               U.K.             142,833        1,932,619
                       Societe Generale de Surveillance Holdings Ltd., br.    Swtz.                 520        1,110,852
                       Waste Management Inc.                                   U.S.              61,000        1,959,625
                       Wheelabrator Technologies Inc.                          U.S.             145,000        2,238,437
                                                                                                            ------------
                                                                                                               9,644,093
---------------------------------------------------------------------------------------------------------------------
CHEMICALS: 3.9%
                       Akzo Nobel NV                                          Neth.              12,500        1,713,027
                       Bayer AG                                                Ger.              88,500        3,410,287
                       European Vinyls Corp. EVC International NV             Neth.              17,735          449,045
                       Rhone-Poulenc SA, A                                      Fr.             119,663        4,886,947
                       Solvay SA                                               Bel.               2,700        1,590,442
                                                                                                            ------------
                                                                                                              12,049,748
---------------------------------------------------------------------------------------------------------------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Investment Portfolio, June 30, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

       INDUSTRY                               ISSUE                          COUNTRY         SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & HOUSING: 0.9%
                       Daito Trust Construction Co. Ltd.                       Jpn.              85,100     $  1,002,399
                       Kaufman & Broad Home Corp.                              U.S.              55,200          969,450
                       Kyudenko Corp.                                          Jpn.              89,000          750,144
                                                                                                            ------------
                                                                                                               2,721,993
---------------------------------------------------------------------------------------------------------------------
DATA PROCESSING & REPRODUCTION: 1.3%
                    *  3com Corp.                                              U.S.              32,000        1,440,000
                    *  Bay Networks Inc                                        U.S.             100,000        2,656,250
                                                                                                            ------------
                                                                                                               4,096,250
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS: 3.5%
                       Alcatel Alsthom SA                                       Fr.              25,916        3,245,729
                       Asea AB, A                                              Swe.             274,250        3,846,697
                       Hitachi Ltd.                                            Jpn.             312,000        3,484,513
                                                                                                            ------------
                                                                                                              10,576,939
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & INSTRUMENTS: 0.5%
                       BICC                                                    U.K.             483,861        1,422,196
---------------------------------------------------------------------------------------------------------------------
ENERGY SOURCES: 3.0%
                       Repsol SA                                                Sp.              69,000        2,917,340
                       Saga Petroleum AS, A                                    Nor.             110,000        2,086,176
                       Societe Elf Aquitane SA                                  Fr.              39,128        4,221,272
                                                                                                            ------------
                                                                                                               9,224,788
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES: 5.1%
                       Axa-UAP SA                                               Fr.              24,000        1,492,674
                    *  Capital Portugal Fund                                  Port.               6,000          903,460
                       Chile Fund Inc.                                        Chil.              16,500          431,062
                       Federal National Mortgage Assn.                         U.S.              65,600        2,861,800
                    *  India Fund, B                                           Ind.             761,728        1,414,389
                    *  Industrial Credit & Inv. Corp. of India (ICICI),
                       GDR, 144A                                               Ind.              90,100        1,306,450
                    *  Korea International Trust                               Kor.                  20          680,000
                    *  Korea International Trust, IDR                          Kor.                   2           75,000
                       Morgan Stanley Dean Witter Discover & Co.               U.S.              71,684        3,086,892
                       Thai Fund Inc.                                         Thai.              50,653          778,790
                       Thailand International Fund Ltd. (The), IDR            Thai.                  42          698,250
                    *  Turkish Growth Fund                                     Tur.             110,000        1,850,200
                                                                                                            ------------
                                                                                                              15,578,967
---------------------------------------------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS: 1.4%
                       Albert Fisher Group PLC                                 U.K.           2,289,593        1,649,068
                       Hillsdown Holdings PLC                                  U.K.             639,539        1,799,898
                       IBP Inc.                                                U.S.              40,200          934,650
                                                                                                            ------------
                                                                                                               4,383,616
---------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER: 2.5%
                       Carter Holt Harvey Ltd.                                 N.Z.             415,000        1,073,998
                       Fletcher Challenge Ltd. Forestry Division               N.Z.             630,000          915,766
                       Georgia-Pacific Corp.                                   U.S.              18,000        1,536,750
                       International Paper Co.                                 U.S.              28,000        1,359,750
                       Metsa Serla OY, B                                       Fin.             112,500          916,422
                       PT Barito Pacific Timber, fgn.                         Indo.             465,000          396,741
                       Sappi Ltd.                                             S.AF.              19,910          179,923
                       Stora Kopparbergs Bergslags AB, B                       Swe.              76,000        1,237,929
                                                                                                            ------------
                                                                                                               7,617,279
---------------------------------------------------------------------------------------------------------------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Investment Portfolio, June 30, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

       INDUSTRY                               ISSUE                          COUNTRY         SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------
HEALTH & PERSONAL CARE: 1.7%
                       Astra AB, A                                             Swe.             144,000     $  2,680,628
                       Nycomed ASA, A                                          Nor.              85,000        1,252,524
                       Nycomed ASA, B                                          Nor.              86,000        1,226,191
                                                                                                            ------------
                                                                                                               5,159,343
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL COMPONENTS: 2.0%
                       BTR PLC                                                 U.K.             680,000        2,327,100
                       Exide Corp.                                             U.S.              46,600        1,022,287
                       Goodyear Tire & Rubber Co.                              U.S.              43,000        2,722,437
                                                                                                            ------------
                                                                                                               6,071,824
---------------------------------------------------------------------------------------------------------------------
INSURANCE: 5.8%
                       Aegon NV                                               Neth.              44,424        3,100,559
                       American International Group Inc.                       U.S.              15,750        2,352,656
                       Capital RE Corp.                                        U.S.              55,400        2,963,900
                       Ing Groep NV                                           Neth.              62,655        2,888,725
                       London Insurance Group Inc.                             Can.             133,000        2,561,860
                       Presidential Life Corp.                                 U.S.             180,000        3,487,500
                       Zuerich Versicherung, new                              Swtz.                 650          258,576
                                                                                                            ------------
                                                                                                              17,613,776
---------------------------------------------------------------------------------------------------------------------
LEISURE & TOURISM: 0.7%
                       Kuoni Reisen Holding AG, B                             Swtz.                 630        2,156,796
---------------------------------------------------------------------------------------------------------------------
MACHINERY & ENGINEERING: 1.0%
                       Hitachi Koki Co. Ltd.                                   Jpn.             115,000          821,787
                       VA Technologie AG                                      Aust.              11,500        2,104,528
                                                                                                            ------------
                                                                                                               2,926,315
---------------------------------------------------------------------------------------------------------------------
MERCHANDISING: 6.0%
                       Dairy Farm International Holdings Ltd.                  H.K.           1,139,186          854,390
                       Dayton-Hudson Corp.                                     U.S.              73,500        3,909,281
                       Home Depot Inc.                                         U.S.              27,000        1,861,313
                    *  K Mart Corp.                                            U.S.             150,000        1,837,500
                       Kwik Save Group PLC                                     U.K.             191,000          968,534
                       Limited Inc.                                            U.S.              53,500        1,083,375
                       Storehouse PLC                                          U.K.             732,000        2,297,823
                    *  Waban Inc.                                              U.S.              76,000        2,446,250
                       Wessel & Vett AS, C                                     Den.              39,000        3,095,378
                                                                                                            ------------
                                                                                                              18,353,844
---------------------------------------------------------------------------------------------------------------------
METALS & MINING: 2.0%
                       Elkem AS                                                Nor.              87,000        1,703,392
                       RGC Ltd.                                                Aus.             637,345        2,333,945
                    *  Union Miniere NPV                                       Bel.              21,000        1,966,380
                                                                                                            ------------
                                                                                                               6,003,717
---------------------------------------------------------------------------------------------------------------------
MULTI-INDUSTRY: 3.5%
                       Hicom Holdings BHD                                      Mal.             440,000          833,280
                       Hutchison Whampoa Ltd.                                  H.K.             307,000        2,654,989
                       Jardine Matheson Holdings Ltd.                          H.K.             241,531        1,714,870
                       Jardine Strategic Holdings Ltd.                         H.K.             515,353        1,948,034
                       PT Bimantara Citra, fgn.                               Indo.             852,500        1,489,772
                       Swire Pacific Ltd., A                                   H.K.             220,000        1,980,690
                                                                                                            ------------
                                                                                                              10,621,635
---------------------------------------------------------------------------------------------------------------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Investment Portfolio, June 30, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

       INDUSTRY                               ISSUE                          COUNTRY         SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE: 2.5%
                       Beacon Properties Corp                                  U.S.              60,000     $  2,002,500
                    *  Catellus Development Corp.                              U.S.             246,900        4,475,062
                       Summit Properties Inc., REIT                            U.S.              60,000        1,237,500
                                                                                                            ------------
                                                                                                               7,715,062
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: 6.2%
                       Compania De Telecomunicaciones De Chile
                         S.A.,Spons. ADR                                      Chil.              70,125        2,314,125
                       Cpt-Telefonica del Peru SA, B                           Per.             115,000          302,187
                       Jasmine International Public Co. Ltd., fgn.            Thai.             828,000          735,148
                       Lucent Technologies Inc.                                U.S.              41,700        3,005,006
                       Nokia AB, A                                             Fin.              52,000        3,925,473
                       SPT Telecom AS                                          Csk.              13,000        1,363,020
                       STET (Sta Finanziaria Telefonica Torino) SPA, di
                       Risp                                                    Itl.             795,000        2,753,542
                       Telefonica de Espana SA                                  Sp.             155,500        4,495,623
                    *  Videsh Sanchar Nigam Ltd., GDR, 144A                    Ind.               7,700          160,352
                                                                                                            ------------
                                                                                                              19,054,476
---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION: 0.6%
                       Brambles Industries Ltd.                                Aus.             100,000        1,977,545
---------------------------------------------------------------------------------------------------------------------
UTILITIES ELECTRICAL & GAS: 6.6%
                       BG PLC                                                  U.K.             610,000        2,245,000
                    *  Centrica PLC                                            U.K.             610,000          744,101
                    *  CEZ                                                     Csk.              43,315        1,195,477
                       Endesa-Empresa Nacional de Electricidad SA               Sp.              21,000        1,762,945
                       Evn Energie-Versorgung Niederoesterreich AG            Aust.              15,400        1,984,099
                       Hong Kong Electric Holdings Ltd.                        H.K.             672,000        2,706,285
                       Iberdrola SA                                             Sp.             269,000        3,395,589
                       Illinova CP Holdings Co.                                U.S.              70,000        1,540,000
                       Public Service Co. of New Mexico                        U.S.             125,000        2,234,375
                       Thames Water Group PLC                                  U.K.             201,689        2,329,286
                                                                                                            ------------
                                                                                                              20,137,157
---------------------------------------------------------------------------------------------------------------------
WHOLESALE & INTERNATIONAL TRADE: 0.6%
                       Brierley Investments Ltd.                               N.Z.           1,915,889        1,873,972
                                                                                                            ------------
TOTAL COMMON STOCKS (cost $180,983,840)                                                                      258,305,122
---------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: 5.3%
---------------------------------------------------------------------------------------------------------------------
                       Cia de Inversiones en Telecomunicaciones
                       SA, conv., pfd. 7.0%, 3/3/98                            Arg.              50,935        3,463,580
                       Hyder PLC, pfd.                                         U.K.             121,900          214,673
                       Nacional Financiera SA, 11.25%, conv., pfd.,
                       05/15/98                                                U.S.              30,900        1,483,200
                       Nacional Financiera SA, 11.25%, conv., pfd.,
                         PRIDE EURO TRANCHE                                    U.S.              39,275        1,885,200
                       News Corp. Ltd., pfd.                                   Aus.             395,853        1,560,194
                    *  Philippine Long Distance Telephone Co., GDR, conv.,
                         pfd., 144A                                           Phil.              50,500        1,887,438
                       Telebras-Telecomunicacoes Brasileiras SA, pfd., ADR    Braz.              38,000        5,766,500
                                                                                                            ------------
TOTAL PREFERRED STOCKS (cost $9,496,795)                                                                      16,260,785
---------------------------------------------------------------------------------------------------------------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Investment Portfolio, June 30, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

                                                                                          PRINCIPAL IN
       INDUSTRY                               ISSUE                          COUNTRY    LOCAL CURRENCY**       VALUE
---------------------------------------------------------------------------------------------------------------------
BONDS: 1.1%
---------------------------------------------------------------------------------------------------------------------
                       Softee SA, 4.25%, conv., 7/30/98, 144A                  Itl.       1,700,000,000     $  2,040,720
                       U.S. Treasury Note, 5.125%, 4/30/98                     U.S.           1,181,000        1,175,465
                                                                                                            ------------
TOTAL BONDS (cost $2,224,611)                                                                                  3,216,185
---------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 9.6% (cost $29,312,380)
---------------------------------------------------------------------------------------------------------------------
                       U.S. Treasury Bills, 4.68% to 5.12% with
                       maturities to 9/18/97                                   U.S.          29,460,000       29,313,443
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 100.4% (cost $222,017,626)                                                                307,095,535
OTHER ASSETS, LESS LIABILITIES: (0.4%)                                                                        (1,303,059)
                                                                                                            ------------
TOTAL NET ASSETS: 100.0%                                                                                    $305,792,476
                                                                                                            ============

 * NON-INCOME PRODUCING.
** CURRENCY OF COUNTRIES INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997 (unaudited)

Assets:
   Investments in securities, at value (identified cost $222,017,626)                                    $307,095,535
   Receivables:
      Capital shares sold                                                                                     211,745
      Dividends and interest                                                                                1,165,209
      Securities sold                                                                                           7,680
   Unamortized organization costs                                                                               1,215
                                                                                                         ------------
         Total assets                                                                                     308,481,384
                                                                                                         ------------
Liabilities:
   Payables:
      Investment securities purchased                                                                       2,166,283
      Capital shares redeemed                                                                                 177,348
      Accrued expenses                                                                                        345,277
                                                                                                         ------------
         Total liabilities                                                                                  2,688,908
                                                                                                         ------------
Net assets, at value                                                                                     $305,792,476
                                                                                                         ============
Net assets consist of:
   Undistributed net investment income                                                                   $  4,025,284
   Net unrealized appreciation                                                                             85,077,909
   Accumulated net realized gain                                                                            1,865,896
   Net capital paid in on shares of capital stock                                                         214,823,387
                                                                                                         ------------
Net assets, at value                                                                                     $305,792,476
                                                                                                         ============
Shares outstanding                                                                                         20,178,323
                                                                                                         ============
Net asset value per share ($305,792,476 / 20,178,323 shares outstanding)                                 $      15.15
                                                                                                         ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
for the six months ended June 30, 1997 (unaudited)

Investment income: (net of $468,038 foreign taxes withheld)
   Dividends                                                                                 $ 4,587,399
   Interest                                                                                      956,023
                                                                                             -----------
      Total income                                                                                         $ 5,543,422
Expenses:
   Management fees (Note 3)                                                                      994,705
   Administrative fees (Note 3)                                                                  122,062
   Transfer agent's fees                                                                             250
   Custodian fees                                                                                 81,750
   Reports to shareholders                                                                         3,900
   Audit fees                                                                                      9,500
   Registration and filing fees                                                                   21,600
   Directors' fees and expenses                                                                    3,150
   Amortization of organization costs                                                                706
   Other                                                                                           5,547
                                                                                             -----------
      Total expenses                                                                                         1,243,170
                                                                                                           -----------
         Net investment income                                                                               4,300,252
Realized and unrealized gain (loss):
   Net realized gain (loss) on:
      Investments                                                                              4,074,690
      Foreign currency transactions                                                              (60,478)
                                                                                             -----------
                                                                                               4,014,212
   Net unrealized appreciation on investments                                                 29,182,442
                                                                                             -----------
      Net realized and unrealized gain                                                                      33,196,654
                                                                                                           -----------
   Net increase in net assets resulting from operations                                                    $37,496,906
                                                                                                           ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    SIX MONTHS
                                                                                       ENDED
                                                                                   JUNE 30, 1997       YEAR ENDED
                                                                                    (UNAUDITED)     DECEMBER 31, 1996
                                                                                   -------------    -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income                                                        $  4,300,252       $   5,530,209
      Net realized gain on investment and foreign currency transactions               4,014,212          13,242,428
      Net unrealized appreciation                                                    29,182,442          30,278,191
                                                                                   ------------        ------------
         Net increase in net assets resulting from operations                        37,496,906          49,050,828
   Distributions to shareholders:
      From net investment income                                                       (408,980)         (5,396,197)
      From net realized gain                                                         (1,430,488)        (13,667,361)
      Amount in excess of net realized gains                                                 --            (717,828)
   Capital share transactions (Note 2)                                                1,977,247          11,925,340
                                                                                   ------------        ------------
         Net increase in net assets                                                  37,634,685          41,194,782
Net assets:
   Beginning of period                                                              268,157,791         226,963,009
                                                                                   ------------        ------------
   End of period                                                                   $305,792,476       $ 268,157,791
                                                                                   ============        ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Notes to Financial Statements (unaudited)

--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Growth Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve long-term capital growth by investing in stocks and debt obligations of companies and governments of any nation. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable income.

D. UNAMORTIZED ORGANIZATION COSTS

Organization costs are amortized on a straight line basis over five years.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

2. CAPITAL STOCK

At June 30, 1997, there were 700 million shares of the Company's ($0.01 par value) of which 50 million shares have been classified as Fund shares. Transactions in the Fund's shares are as follows:

                                                              SIX MONTHS ENDED                YEAR ENDED
                                                                JUNE 30, 1997              DECEMBER 31, 1996
                                                           -----------------------      -----------------------
                                                            SHARES        AMOUNT         SHARES        AMOUNT
                                                          ---------    -----------     ---------    -----------
           Shares sold                                     1,734,770   $ 24,181,702     2,056,255   $ 26,562,455
           Shares issued on reinvestment of
             distributions                                   131,573      1,830,180     1,531,208     19,697,616
           Shares redeemed                                (1,681,075)   (24,034,635)   (2,735,648)   (34,334,731)
                                                          ----------   ------------    ----------   ------------
           Net increase                                      185,268   $  1,977,247       851,815   $ 11,925,340
                                                          ==========   ============    ==========   ============

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also directors or officers of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FTSI), Franklin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TICI of 0.70% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FTSI based on the Company's aggregate average net assets as follows: 0.15% per annum on the first $200 million of the Company's aggregate average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million and 0.075% per annum of such average net assets in excess of $1.2 billion. TICI and FTSI agreed in advance to limit total expenses of the Fund to an annual rate of 1.00% of average net assets through May 1, 1998. For the six months ended June 30, 1997, no reimbursement was necessary under the agreement.

4. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 1997, aggregated $23,930,076 and $24,951,739, respectively.

5. INCOME TAXES

At June 30, 1997, the net unrealized appreciation, and based on the cost of investments for income tax purposes of $224,194,615, was as follows:

           Unrealized appreciation                                                              $ 93,830,707
           Unrealized depreciation                                                               (10,929,788)
                                                                                                ------------
           Net unrealized appreciation                                                          $ 82,900,919
                                                                                                ============

This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc., which contains more complete information including risk factors, charges, and expenses.

Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting the securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.



                                         Principal Underwriter:

                                         FRANKLIN TEMPLETON
                                         DISTRIBUTORS, INC.
                                         700 Central Avenue
                                         St. Petersburg, Florida 33701-3628

                                         Institutional Services: 1-800-321-8563
                                         Fund Information: 1-800-362-6243